UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 9, 2006

Date of Report

(Date of earliest event reported)

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in charter)

Virginia	001-32709	54-0283385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6610 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-29(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K provides the unaudited statutory basis financial information of Genworth Life and Annuity Insurance Company (the “Company”), Federal Home Life Insurance Company (“FHL”) and First Colony Life Insurance Company (“FCL”) as of September 30, 2006 and for the periods ended September 30, 2006 and 2005. Financial statements for FHL and FCL were not historically prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) but instead were prepared in accordance with statutory accounting principles as prescribed or permitted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia (“SAP”). SAP differs materially from U.S. GAAP. Although the Company does prepare audited U.S. GAAP financial statements, its SAP financial information is included for informational purposes. In addition to the financial information discussed above, this Current Report on Form 8-K provides pro forma statutory financial information reflecting the proposed mergers of FHL and FCL into the Company (“GLAIC Merged”) as of and for the period ended September 30, 2006 as discussed in the Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by the Company on July 7, 2006 and August 11, 2006. As of the date of this Current Report on Form 8-K, management is not aware of any transaction occurring or contemplated since September 30, 2006 that would require any material adjustments or disclosures to the Pro Forma Information. The pro forma adjustments do not include any transaction costs that may be associated with the mergers as the amounts are not deemed to be material.

This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 including the audited financial statements contained therein and the Company’s Quarterly Report on Form 10-Q for the periods ended March 31, 2006, June 30, 2006 and September 30, 2006 including the unaudited financial statements contained therein. In addition, this Current Report on Form 8-K should be read in conjunction with the Current Reports on Form 8-K filed with the SEC by the Company on July 7, 2006 and August 11, 2006.

The purpose of this Current Report on Form 8-K, including exhibits, is to provide information regarding the proposed mergers contemplated in the Current Reports on Form 8-K filed with the SEC by the Company on July 7, 2006 and August 11, 2006 and should not be construed to suggest that the mergers will be consummated at all or in the manner proposed.

Cautionary note regarding forward-looking statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for our future business and financial performance. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially due to global political, economic, business, competitive, market, regulatory and other factors, including the items identified under “Item 1A—Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and in Exhibit 99.2 to the Current Report on Form 8-K filed with the SEC by the Company on July 7, 2006.

We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits

The following Exhibits are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Unaudited Statutory Financial Statements of Genworth Life and Annuity Insurance Company as of September 30, 2006 and for the periods ended September 30, 2006 and 2005

99.2	Unaudited Statutory Financial Statements of Federal Home Life Insurance Company as of September 30, 2006 and for the periods ended September 30, 2006 and 2005

99.3	Unaudited Statutory Financial Statements of First Colony Life Insurance Company as of September 30, 2006 and for the periods ended September 30, 2006 and 2005

99.4	Unaudited Statutory Pro Forma Condensed Financial Information as of September 30, 2006 and for the period ended September 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

	By:	/s/ J. Kevin Helmintoller
Date: November 9, 2006		J. Kevin Helmintoller
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Unaudited Statutory Financial Statements of Genworth Life and Annuity Insurance Company as of September 30, 2006 and for the periods ended September 30, 2006 and 2005

99.2	Unaudited Statutory Financial Statements of Federal Home Life Insurance Company as of September 30, 2006 and for the periods ended September 30, 2006 and 2005

99.3	Unaudited Statutory Financial Statements of First Colony Life Insurance Company as of September 30, 2006 and for the periods ended September 30, 2006 and 2005

99.4	Unaudited Statutory Pro Forma Condensed Financial Information as of September 30, 2006 and for the period ended September 30, 2006